                                                                      EXHIBIT 4A


                       CINCINNATI BELL TELEPHONE COMPANY,
                                     ISSUER


                              CINCINNATI BELL INC.,
                                    GUARANTOR

                                       AND

                              THE BANK OF NEW YORK,
                                     TRUSTEE


                                ----------------

                                    INDENTURE

                          Dated As Of November 30, 1998

                                ----------------


                        Cincinnati Bell Telephone Company

                      Guaranteed 6.30% Debentures due 2028

                      Guaranteed on a subordinated basis by
                              Cincinnati Bell Inc.

                             CROSS REFERENCE SHEET*

                                     between

the provisions of Sections 310 through 318(a) of the Trust Indenture Act of 1939, as amended, and the Indenture dated as of November 30, 1998 between Cincinnati Bell Telephone Company, Issuer, Cincinnati Bell Inc., Guarantor, and The Bank of New York, Trustee:

         Section of Act                                  Section of Indenture
         --------------                                  --------------------

         310(a)(1), (2) and (5)..........................4.04 and 7.09
         310(a)(3) and (4)...............................Not Applicable
         310(b)..........................................4.04, 7.08 and 7.10(b)
         310(c)..........................................Not Applicable
         311(a) and (b)..................................7.13
         311(c)..........................................Not Applicable
         312(a)..........................................5.01 and 5.02(a)
         312(b) and (c)..................................5.02(b) and (c)
         313(a)..........................................5.04(a)
         313(b)(1).......................................Not Applicable
         313(b)(2).......................................5.04(b)
         313(c)..........................................5.04(c)
         313(d)..........................................5.04(d)
         314(a)..........................................5.03
         314(b)..........................................Not Applicable
         314(c)(1) and (2)...............................15.05
         314(c)(3).......................................Not Applicable
         314(d)..........................................Not Applicable
         314(e)..........................................15.05
         314(f)..........................................Not Applicable
         315(a), (c) and (d).............................7.01
         315(b)..........................................6.07
         315(e)..........................................6.08
         316(a)(1).......................................6.01 and 6.06
         316(a)(2).......................................Omitted
         316(a) last sentence............................8.03
         316(b)..........................................6.04
         316(c)..........................................Omitted
         317(a)..........................................6.02
         317(b)..........................................4.05(a)
         318(a)..........................................15.07

*This cross reference sheet is not part of the Indenture.

                               TABLE OF CONTENTS*
                                                                            PAGE
PARTIES                                   .................................    1
RECITALS:
         Purpose of Indenture             .................................    1
         Compliance with legal requirements................................    1

                                   ARTICLE ONE

                                   DEFINITIONS

SECTION 1.01   Certain terms defined; other terms defined in Trust Indenture Act of 1939, as amended, or by reference therein in Securities Act of 1933, as amended, to have meanings therein assigned

                 Authenticating Agent......................................    2
                 Board of Directors  ......................................    2
                 Business Day        ......................................    2
                 Company             ......................................    2
                 Event of Default    ......................................    2
                 Guarantees          ......................................    2
                 Guarantor           ......................................    3
                 Holder              ......................................    3
                 Indebtedness        ......................................    3
                 Indenture           ......................................    3
                 Officers' Certificate.....................................    3
                 Opinion of Counsel  ......................................    3
                 Original Issue Date ......................................    4
                 Outstanding         ......................................    4
                 Payment Blockage Notice...................................    4
                 Person              ......................................    4
                 Principal           ......................................    4
                 Principal Corporate Trust Office of the Trustee...........    5
                 Record Date         ......................................    5
                 Representative      ......................................    5
                 Responsible Officer ......................................    5
                 Security            ......................................    5
                 Securities Register ......................................    5
                 Senior Indebtedness of the Guarantor......................    5
                 Trustee             ......................................    6
                 Trust Indenture Act of 1939...............................    6
                 Yield to Maturity   ......................................    6

*The Table of Contents comprising pages i to x, inclusive is not part of the Indenture

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                                   ARTICLE TWO

             ISSUE, DESCRIPTION, EXECUTION, REGISTRATION, TRANSFER,
                      GUARANTEE AND EXCHANGE OF SECURITIES

SECTION 2.01   Designation, amount, authentication and
                      delivery of Securities...............................   6
SECTION 2.02   Form of Security and forms of certificates of
                      authentication.......................................   7
SECTION 2.03   Form of Trustee's certificate of
                      authentication.......................................   7
SECTION 2.04   Form of Authenticating Agent's alternate
                      certificate of authentication........................   7
SECTION 2.05   Securities in Global Form...................................   8
SECTION 2.06   Form of Legend on Securities in Global Form.................   8
SECTION 2.07   Amount unlimited; issuable in series .......................   9
SECTION 2.08   Authentication and delivery of Securities...................  10
SECTION 2.09   Denominations of Securities.................................  11
               Date of Securities; date from which interest
                      accrues; record date.................................  11
               Record date as affecting payment of interest................  11
SECTION 2.10   Execution and authentication of Securities..................  12
SECTION 2.11   Exchanges of Securities.....................................  13
               Registration of transfer of Securities......................  13
               Securities to be endorsed or accompanied by
                      instruments of transfer..............................  13
               Charges upon exchange or transfer of Securities.............  13
               Restrictions on Issue, registration of
                      transfer or exchange at time of redemption...........  13
               Depositary for Global Securities............................  14
SECTION 2.12   Temporary Securities, if any................................  15
SECTION 2.13   Mutilated, destroyed, lost or stolen Securities.............  15
SECTION 2.14   Cancellation of surrendered Securities......................  16
SECTION 2.15   Provisions of the Indenture and Securities for
                      the sole benefit of the parties and the
                      Securityholders......................................  16
SECTION 2.16   Subordinated Guarantee of Payment...........................  17
SECTION 2.17   CUSIP Numbers ..............................................  17

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                                 ARTICLE THREE

                            REDEMPTION OF SECURITIES

SECTION 3.01   Redemption prices of Securities.............................   17
SECTION 3.02   Giving of notice of redemption;
               election of Securities in case less than
               all Securities to be redeemed...............................   18

SECTION 3.03   When Securities called for redemption
               became due and payable; Securities
               redeemed in part    ........................................   18
SECTION 3.04   Mandatory and Optional Sinking Funds........................   19

                                  ARTICLE FOUR

                      PARTICULAR COVENANTS OF THE COMPANY

SECTION 4.01   Payment of principal of (and premium, if any)
                      and interest on Securities...........................   21
SECTION 4.02   Maintenance of office or agency for transfer,
                      exchange and payment of Securities...................   21
SECTION 4.03   Not to mortgage property without securing
                      Securities ratably...................................   21
SECTION 4.04   Appointment to fill a vacancy in the
                      office of Trustee....................................   22
SECTION 4.05   (a)    Duties of paying agent...............................   22
               (b)    Company as paying agent..............................   22
               (c)    Turnover to Trustee by paying agent
                      or Company   ........................................   22
               (d)    Holding sums in trust................................   23


                                  ARTICLE FIVE

                   SECURITYHOLDERS' LISTS AND REPORTS BY THE
                            COMPANY AND THE TRUSTEE

SECTION 5.01   Company to furnish Trustee information as
                      to names and addresses of Securityholder.............   23
SECTION 5.02   Provide information related to Holder.......................   23
SECTION 5.03   (a)    Annual and other reports to be filed
                             by Company with Trustee.......................   23
               (b)     Additional information and reports to
                             be filed with Trustee and Securities
                             and Exchange Commission.......................   24

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               (c)     Summaries of information and reports
                             to be transmitted by Company to
                             Securityholders...............................   24
               (d)    Company Officer's Certificate of
                             Compliance....................................   24
               (e)    Statement by Officers as to default
SECTION 5.04      Trustee reports to Securityholder........................   24

                                  ARTICLE SIX

                 REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON
                                EVENT OF DEFAULT

SECTION 6.01   Events of Default defined.................................     25
               Acceleration of maturity upon Event
                      of Default   ......................................     26
               Waiver of default and rescission of
                      declaration of maturity............................     26
               Restoration of former position and rights.................     27
SECTION 6.02   Covenant of Company to pay to Trustee upon
                      demand whole amount due on Securities on
                      default in payment of interest or principal
                      (or premium, if any)...............................     27
               Trustee may recover judgment for whole amount
                      due on Securities on failure of Company to pay.....     27
               Filing of proof of claim by Trustee in
                      bankruptcy, reorganization, receivership,
                      or other judicial proceedings......................     27
               Rights of action and to assert claims may
                      be enforced by Trustee without possession
                      of Securities......................................     28
               Trustee may enforce rights vested in it by
                      Indenture by appropriate judicial
                      proceedings  ......................................     28
SECTION 6.03   Application of moneys collected by Trustee................     29
SECTION 6.04   Limitation on suits by Holders of Securities..............     29
SECTION 6.05   Remedies cumulative ......................................     30
               Delay or omission in exercise of rights
                      not a waiver of default............................     30
SECTION 6.06   Rights of Holders of majority in principal
                      amount of Securities to direct Trustee and to
                      waive defaults.....................................     30
SECTION 6.07   Trustee to give notice of defaults known
                      to it, but may withhold in certain
                      circumstances......................................     30

SECTION 6.08   Requirement of an undertaking to pay costs in
                      certain suits under this Indenture or against
                      the Trustee  ......................................     31
SECTION 6.09   Covenant not to take benefit of usury, stay
                      or extension law...................................     31

                                 ARTICLE SEVEN

                             CONCERNING THE TRUSTEE

SECTION 7.01   Upon event of Default occurring and
                      continuing, Trustee shall exercise such
                      powers vested in it, and use same
                      degree of care and skill in their
                      exercise, as a prudent person would use............     32
               Trustee not relieved from liability
                      for negligence or willful misconduct
                      except as provided in this Section.................     32
               (a)     Prior to Event of Default and after
                             the curing of all Events of Default
                             which may have occurred.....................     32
                             (1)   Trustee not liable except for
                                   performance of duties
                                   specifically set forth................     32
                             (2)   In absence of bad faith, Trustee
                                   may conclusively rely on
                                   certificates or opinions
                                   furnished it hereunder, subject
                                   to duty to examine the same if
                                   specifically required to be
                                   furnished to it.......................     32
               (b)     Trustee not liable for error of
                             judgment made in good faith by
                             responsible officer unless Trustee
                             negligent...................................     32
               (c)     Trustee not liable for action or
                             nonaction in accordance with
                             direction of Holders of majority
                             in principal amount of Securities...........     32
SECTION 7.02   Except as otherwise provided in Section 7.01:
               (a)     Trustee may rely on documents
                             believed genuine and properly
                             signed or presented.........................     33
               (b)    Sufficient evidence by certain
                             instruments provided for....................     33
               (c)    Trustee may act on Opinion of Counsel..............     33

               (d)     Trustee may require indemnity from
                             Securityholders.............................     33
               (e)     Trustee not liable for action in good
                             faith believed to be authorized.............     33
               (f)    Trustee not bound to make investigation............     33
               (g)    Trustee may act through agents.....................     34
SECTION 7.03   Trustee not liable for recitals in
                      Indenture or in Securities.........................     34
               No representations by Trustee as to
                      validity of Indenture or of Securities.............     34
               Trustee not accountable for use of
                      Securities or proceeds.............................     34
SECTION 7.04   Trustee, authenticating agent, paying agent or
                      Security registrar may own Securities..............     34
SECTION 7.05   Moneys received by Trustee to be held in trust;
                      interest not payable except by agreement...........     34
SECTION 7.06   Trustee entitled to compensation,
                      reimbursement and indemnity........................     34
SECTION 7.07   Right of Trustee to rely on certificate
                      of officers of Company where no other
                      evidence specifically prescribed...................     35
SECTION 7.08   Trustee acquiring conflicting interest....................     35
SECTION 7.09   Requirements for eligibility of Trustee...................     35
SECTION 7.10   (a)    Resignation of Trustee.............................     36
               (b)    Removal of Trustee by Company or by court
                             on Securityholder's application.............     36
               (c)    Removal of Trustee by Holders of
                             majority in principal amount of Securities..     37
               (d)     Time when resignation or removal of
                             Trustee effective...........................     37
SECTION 7.11   Acceptance by successor to Trustee........................     37
               Successor to be qualified and eligible....................     37
               Mailing of notice of succession of a Trustee..............     37
SECTION 7.12   Successor to Trustee by merger, conversion,
                      consolidation or succession to business............     38
SECTION 7.13   (a)    Limitations on rights of Trustee as a
                             creditor to obtain payment of certain
                             claims within three months prior to
                             default or during default, or to realize on
                             property as such creditor thereafter........     38
               (b)    Certain creditor relationships excluded............     38
               (c)    Definition of certain terms........................     38
SECTION 7.14   Appointment and qualifications of
                      authenticating agent...............................     38
               Succession of authenticating agent without further act....     38

               Resignation of authenticating agent or
                      termination of agency..............................     38
               Compensation of authenticating agent......................     39

                                 ARTICLE EIGHT

                         CONCERNING THE SECURITYHOLDERS

SECTION 8.01   (a)    Form and effectiveness of Securityholder action....     39
               (b)    Proof of Execution of instruments..................     39
               (c)    Proof of holding of Securities.....................     39
SECTION 8.02   Who may be deemed owners of Securities....................     39
SECTION 8.03   Securities owned by Company or controlled or
                      controlling companies disregarded for
                      certain purposes...................................     40
SECTION 8.04   Revocation of action by Securityholders; action
                      by Securityholder binds future Holders.............     40

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 9.01   Purposes for which supplemental indentures
                      may be entered into without consent of
                      Securityholders....................................     41
SECTION 9.02   Modification of Indenture with consent of
                      Holders of 66 2/3% in principal amount of
                      Securities   ......................................     42
SECTION 9.03   Effect of supplemental indentures.........................     43
               Opinion of Counsel  ......................................     43
SECTION 9.04   Securities may bear notation of changes by
                      supplemental indentures............................     43

                                  ARTICLE TEN

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 10.01  Consolidation and merger of Company and
                      sale or conveyance permitted.......................     44
               Assumption of obligations of Company by
                      successor corporation or transferee................     44
SECTION 10.02  Rights and duties of successor corporation................     44
               Appropriate changes may be made in form of
                      Securities   ......................................     45
               Company may merge or acquire properties of
                      other corporations.................................     45

SECTION 10.03  Opinion of Counsel  ......................................     45
SECTION 10.04  Guarantor may consolidate etc., on
                      certain terms......................................     45
SECTION 10.05  Successor corporation to be substituted for Guarantor.....     46

                                 ARTICLE ELEVEN

           SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

SECTION 11.01  Satisfaction and discharge of Indenture...................     46
SECTION 11.02  Application by Trustee of funds deposited
                      for payment of Securities..........................     46
SECTION 11.03  Repayment of moneys held by paying agent..................     47
SECTION 11.04  Repayment of moneys held by Trustee........................    47

                                 ARTICLE TWELVE

                    IMMUNITY OF INCORPORATORS, SHAREHOLDERS,
                       OFFICERS, DIRECTORS AND EMPLOYEES

SECTION 12.01  Incorporators, shareholders, officers,
                      directors and employees of Company exempt
                      from individual liability.........................     47

                                ARTICLE THIRTEEN

                      PARTICULAR COVENANT OF THE GUARANTOR

SECTION 13.01  Guarantor to maintain office of Agency....................     47

                                ARTICLE FOURTEEN

                          SUBORDINATION OF GUARANTEES

SECTION 14.01  Subordination of Guarantees to Senior
                      Indebtedness of the Guarantor......................     48
SECTION 14.02  No payment on Guarantees if Senior
                      Indebtedness of the Guarantor is
                      in default   ......................................     48
SECTION 14.03  Priority of Senior Indebtedness of the
                      Guarantor upon distribution of assets
                      of the Guarantor...................................     49
SECTION 14.04  Certain payments received by Trustee
                      or Securityholders to be held in trust
                      for Holders of Senior Indebtedness
                      of the Guarantor...................................     49

SECTION 14.05  Right of Trustee to rely on certificate
                      of liquidating agent...............................     49
SECTION 14.06  Subrogation of Securityholders to rights of
                      Holders of Senior Indebtedness of the
                      Guarantor    ......................................     50
SECTION 14.07  Obligation of the Guarantor and the
                      Company to pay Securityholders not to
                      be impaired  ......................................     50
SECTION 14.08  Obligation of the Guarantor to pay
                      Securityholders except as provided
                      not affected ......................................     51
SECTION 14.09  Securityholders authorize Trustee to
                      effectuate subordination...........................     51
SECTION 14.10  Trustee may hold Senior Indebtedness
                      of the Guarantor...................................     51
SECTION 14.11  Notice to Trustee of effectuation
                      of subordination...................................     51
SECTION 14.12  Trustee's right to further evidence.......................     51
SECTION 14.13  Trustee not fiduciary for Senior..........................     52
                      Indebtedness ......................................     52
SECTION 14.14  Notice of acceleration....................................     52
SECTION 14.15  Funds held in trust pursuant to Article Eleven............     52
SECTION 14.14  All Provisions subject to Article Fourteen................     52

                                ARTICLE FIFTEEN

                            MISCELLANEOUS PROVISIONS

SECTION 15.01  Successors and assigns of Company bound
                      by Indenture ......................................     52
SECTION 15.02  Acts of board, committee or officer of
                      successor corporation valid........................     52
SECTION 15.03  Surrender of powers by Company............................     52
SECTION 15.04  Required notices or demands may be
                      served by mail.....................................     53
SECTION 15.05  Officers' Certificate and Opinion of
                      Counsel to be furnished upon application
                      or demand by the Company...........................     53
               Statements to be included in each
                      certificate or opinion with respect
                      to compliance with a condition
                      or covenant  ......................................     53
SECTION 15.06  Payments due on non-business days.........................     53
SECTION 15.07  Provisions required by Trust Indenture Act
                      of 1939 to control.................................     53
SECTION 15.08  Indenture may be executed in counterparts.................     53

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SECTION 15.09  Governing law   ...........................................    54
SECTION 15.10  Severability    ...........................................    54
SECTION 15.11  Rules for Action...........................................    54

ACCEPTANCE OF TRUST BY TRUSTEE ...........................................    55
TESTIMONIUM                    ...........................................    55
SIGNATURES                     ...........................................    55

                                   APPENDIX A

Form of Debenture [Face]       ...........................................   A-1
Form of Trustee's Certificate of Authentication...........................   A-3
Form of Debenture [Reverse]    ...........................................   A-4
Form of Subordinated Guarantee of Payment ................................   A-8

         THIS INDENTURE, dated as of November 30, 1998 among CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation (the "Company"), CINCINNATI BELL INC., an Ohio corporation (the "Guarantor"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").

                                   WITNESSETH

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Indenture;

         WHEREAS, the Guarantor has duly authorized the guarantees to be endorsed on the form of the Securities (the "Guarantees");

         WHEREAS, the Securities, the Guarantees to be endorsed on the Securities and certificates of authentication to be borne by the Securities are to be substantially in the forms attached as Appendix A, respectively;

         WHEREAS, all acts and things necessary to make the Securities, when executed by the Company and authenticated and delivered by or on behalf of the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed;

         WHEREAS, all acts and things necessary to make the Guarantees, when executed by the Guarantor and endorsed on the Securities executed and delivered by the Company and authenticated by the Trustee, as in this Indenture provided, and issued, the valid, binding and legal obligations of the Guarantor, and to constitute each such Guarantee a valid guarantee and agreement in accordance with its terms, have been done and performed;

         AND WHEREAS, all acts and things necessary to make this Indenture a valid, binding and legal obligation of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed;

         NOW, THEREFORE:

         In consideration of the premises and the purchases of the Securities by the Holders thereof, the Company and the Guarantor each covenant and agree with each other and with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

         SECTION 1.01 The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference therein defined in the Securities Act of 1933, as amended, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed.

Authenticating Agent:

         The term "authenticating agent" shall mean the agent of the Trustee, if any, which at the time shall be appointed and acting pursuant to Section 7.14.

Board of Directors:

        The term "Board of Directors" shall mean the Board of Directors or the Executive Committee thereof of either the Company or the Guarantor as the text may indicate.

Business Day:

        The term "business day" shall mean, with respect to any Security, a day that is neither a legal holiday nor a day on which banking institutions are authorized by law to close in New York, New York.

Company:

         The term "Company" shall mean Cincinnati Bell Telephone Company, an Ohio corporation, and, subject to the provisions of Article Ten, shall also include its successors and assigns.

Event of Default:

         The term "Event of Default" shall mean any event specified in Section 6.01.

Guarantees:

         The term "Guarantee" or "Guarantees" shall mean the subordinated guarantee or guarantees, as the case may be, of payment of the Guarantor to be endorsed on the form or forms of the Securities authenticated and delivered hereunder.

Guarantor:

         The term "Guarantor" shall mean Cincinnati Bell Inc., an Ohio corporation, and subject to the provisions of Article Ten, shall include its successors and assigns.

Holder:

         The term "Holder," "Holder of Securities," "Securityholder" or other similar terms, shall mean any person who is the registered holder of any Security.

Indebtedness:

         The term "Indebtedness" of any person shall mean (i) all obligations, whether or not represented by bonds, debentures, notes or other securities, for the repayment of money borrowed, (ii) all obligations for the deferred payment of the purchase price of property or assets purchased, (iii) all guarantees, endorsements, assumptions and other contingent obligations in respect of, or to purchase or to otherwise acquire, indebtedness of others, and (iv) all indebtedness secured by any mortgage, pledge or lien existing on property owned, subject to such mortgage, pledge or lien, whether or not the indebtedness secured thereby shall have been assumed.

Indenture:

         The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented and shall include the forms and terms of a particular series of Securities established as contemplated hereunder.

Officers' Certificate:

         The term "Officers' Certificate" shall mean a certificate signed (i) by the Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or the President or an Executive Vice President or Senior Vice President and (ii) by the Chief Financial Officer, Treasurer or any Assistant Treasurer or the Controller or the Secretary or any Assistant Secretary of the Company or of the Guarantor, as the case may be. Each such certificate shall include the statements provided for in Section 15.05, if and to the extent required by the provisions thereof.

Opinion of Counsel:

         The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or of counsel to the Company or the Guarantor or the Trustee or who may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 15.05, if and to the extent required by the provisions thereof.

Original Issue Date:

         The term "Original Issue Date" shall mean the date of any Security (or portion thereof) which is the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued, directly or indirectly, on registration or transfer, exchange or substitution.

Outstanding:

         The term "Outstanding," when used with reference to Securities, shall, subject to the provisions of Section 8.03, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for the payment or redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company for the Holders of such Securities (if the Company shall act as its own paying agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                  (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.11 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Company).

Payment Blockage Notice:

         The term "Payment Blockage Notice" has the meaning set forth in Section
14.02 hereof.

Person:

        The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
Principal:

         The term "principal," whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any."

Principal Corporate Trust Office of the Trustee:

         The term "principal corporate trust office of the Trustee" or other similar term shall mean the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered and shall initially be at 101 Barclay Street, Floor 21 West New York, New York 10286.

Record Date:

         The term "record date" as used with respect to any interest payment date shall have the meaning specified in Section 2.09.

Representative:

         The term "Representative" shall mean the trustee, agent or representative for an issue of Senior Indebtedness.

Responsible Officer:

         The term "responsible officer" when used with respect to the Trustee shall mean any vice president, any trust officer, any assistant trust officer, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject and shall have direct responsibility for the administration of this indenture.

Security:

         The term "Security" shall have the meaning stated in the first recital of this Indenture, or, as the case may be, any Security that has been authenticated and delivered under this Indenture.

Securities Register:

         The term "Securities Register" shall mean the register or registers kept by the Company as provided in Section 2.11.

Senior Indebtedness of the Guarantor:

         The term "Senior Indebtedness of the Guarantor" shall mean the principal of, premium (if any) and interest on any and all Indebtedness and obligations of the Guarantor outstanding on the Original Issue Date of Securities of any one series, or thereafter incurred, which in accordance with generally accepted accounting principles may be classified upon a balance sheet of the Guarantor as a liability of the Guarantor, and without in any way limiting the generality thereof, including guarantees of, endorsements and other contingent obligations in respect of, or agreements to purchase or otherwise acquire, Indebtedness of others. Notwithstanding the foregoing, Senior Indebtedness of the Guarantor shall not include (i) the Securities, (ii) any obligation of the Guarantor to any direct or indirect subsidiary, (iii) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities), (iv) any Indebtedness of the Guarantor (and any accrued and unpaid interest in respect thereof) that by the express terms of the agreement or instrument creating, evidencing or governing such Indebtedness is subordinate or junior in any respect to any other Indebtedness or other obligation of the Guarantor, (v) that portion of any Indebtedness which at the time of incurrence is incurred in violation of the Indenture or (vi) any liability for federal, state, local or other taxes owed or owing by the Guarantor.

Trustee:

         The term "Trustee" shall mean The Bank of New York, a New York banking corporation, and, subject to the provisions of Article Seven hereof, shall also include its successors in the trusts created by this Indenture.

Trust Indenture Act of 1939:

         The term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939, as amended, as in force at the date of this Indenture as originally executed.

Yield to Maturity:

         The term "Yield to Maturity" shall mean the yield to maturity on a series of Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent determination of interest on such series and calculated in accordance with accepted financial practices.




                                   ARTICLE TWO

                  ISSUE, DESCRIPTION, EXECUTION, REGISTRATION,
                       TRANSFER AND EXCHANGE OF SECURITIES

         SECTION 2.01 The Securities of each series and the Guarantees to be endorsed thereon shall be substantially in such form as set forth in Appendix A to this Indenture or in such form (not inconsistent with this Indenture) as shall be established by or pursuant to a resolution of the Board of Directors of the Company or the Guarantor, as the case may be, and set forth in a certificate by an appropriate officer of the Company or the Guarantor, as the case may be, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

         Upon the execution of this Indenture, or from time to time thereafter, Securities of any issue may be executed and registered by the Company, and the Guarantees endorsed thereon executed by the Guarantor and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or its President or an Executive Vice President and by its Chief Financial Officer, Treasurer or an Assistant Treasurer, without any further action by the Company or the Guarantor hereunder.

         SECTION 2.02 The Securities, the Guarantees to be endorsed thereon, and the certificate of authentication and alternate certificate of authentication to be borne by the Securities shall be substantially of the tenor and purport as hereinabove recited. The Securities may be engraved as a whole or in part and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto, or, if not inconsistent with the provisions of this Indenture, as the Company may deem appropriate or as may be required to comply with any rule or regulation of any stock exchange on which the Securities may be listed or to conform to usage.

         SECTION 2.03 The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                                     THE BANK OF NEW YORK,
                                                     as Trustee



                                                     By_________________________
                                                         Authorized Signatory

         SECTION 2.04 The Authenticating Agent's alternative certificate of authentication on all Securities shall be in substantially the following form:

                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                                  THE BANK OF NEW YORK,
                                                  as Trustee


                                                  By___________________________
                                                           Authenticating Agent


                                                  By___________________________
                                                           Authorized Signature

         SECTION 2.05 Unless otherwise specified as contemplated by Section 2.07 and provided in Section 2.01, Securities of or within a series shall be issuable in global form. Any such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the order of the Company to be delivered to the Trustee pursuant to Section 2.01. The Trustee shall deliver and redeliver any security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable order of the Company. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not be accompanied by an Opinion of Counsel.

         Unless otherwise specified as contemplated by Section 2.07, payment of principal of, premium, if any, and interest, if any, on any Security in permanent global form shall be made (in immediately available funds) to the Person or Persons specified therein.

         SECTION 2.06 Any Registered Security in global form authenticated and delivered hereunder shall bear a legend in substantially the following form with such changes as may be required by the depositary:

         This security is in global form within the meaning of the indenture hereinafter referred to and is registered in the name of a depositary or a nominee of a depositary. Unless and until it is exchanged in whole or in part for securities in certificated form in the limited circumstances described in the indenture, this security may not be transferred except as a whole by the depositary or a nominee of the depositary to the depositary or another nominee of the depositary or by the depositary or any such nominee to a successor depositary or a nominee of such successor depositary.

         SECTION 2.07 The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a resolution of the Board of Directors and set forth in a certificate by an appropriate officer of the Company, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.11, 2.12, 2.13 or 3.03);

                  (3) the date or dates on which the principal of the Securities of the series is payable;

                  (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

                  (5) the place or places where the principal of and any interest on Securities of the series shall be payable (if other than as provided in Section 4.02);

                  (6) the price or prices at which, the period or periods within which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

                  (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                  (8) if other than denominations of $1,000 and any multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to
         Section 6.01 or provable in bankruptcy pursuant to Section 6.02;

                  (10) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture);

                  (11) any trustees, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series; and

                  (12) if the Securities of the series shall be issued in definitive or global form and the depositary if the series shall be issued in global form.

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.


         SECTION 2.08 In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities the Trustee shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon:

         (1) a certified copy of any resolution or resolutions of the Board of Directors authorizing the action taken pursuant to the resolution or resolutions delivered under clause (2) below;

         (2) a copy of any resolution or resolutions of the Board of Directors relating to such series, in each case certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be;

         (3) an executed supplemental indenture, if any;

         (4) an Officers' Certificate setting forth the form and terms of the Securities as required pursuant to Sections 2.01 and 2.05, respectively, and prepared in accordance with Section 15.05;

         (5) an Opinion of Counsel, prepared in accordance with Section 15.05, to the effect that

         (a) the form or forms and terms of such Securities have been established in this Indenture or by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Sections 2.01 and 2.07 in conformity with the provisions of this Indenture;

         (b) such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company;

         (c) Guarantees on any such Securities, when authenticated and delivered by the Trustee and issued by the Guarantor in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company;

         (d) all laws and requirements in respect of the execution and delivery by the Company and the Guarantor of the Securities and the Guarantees, respectively, have been complied with; and

         (e) covering such other matters as the Trustee may reasonably request.

         The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Company or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders.

         SECTION 2.09 The Securities shall be issuable as registered Securities without coupons in denominations as shall be specified as contemplated by
Section 2.07. In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any multiple thereof. The Securities shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

         Each Security shall be dated the date of authentication and shall bear interest, if any, from the applicable date and shall be payable on the dates, in each case, which shall be specified as contemplated by Section 2.07.

         The person in whose name any Security is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding the cancellation of such Security upon any transfer or exchange thereof subsequent to such record date and prior to such interest payment date; provided, however, that if and to the extent the Company shall default in the payment of the interest due, if any, on such interest payment date, such defaulted interest shall be paid to the persons in whose names the Securities are registered at the close of business on a record date established for such payment by notice by or on behalf of the Company to the Holders of the Securities mailed by first class mail not less than fifteen days prior to such record date to their last addresses as they shall appear upon the Securities register, such record date to be not less than five days preceding the date of payment of such defaulted interest. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Securities of any particular series, or, if no such date is so specified, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month, or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

         SECTION 2.10 The Securities shall be signed on behalf of the Company
(i) by its Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or its President or a Senior Vice President, and (ii) by its Chief Financial Officer, Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary. The Guarantee shall be signed on behalf of the Guarantor
(a) by its Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or its President or an Executive Vice President and (b) by its Chief Financial Officer, Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary. Each such signature upon the Securities may be in the form of a facsimile signature of any such officer and may be imprinted or otherwise reproduced on the Securities and for that purpose the Company and the Guarantor may adopt and use the facsimile signature of any person who has been or is or shall be such officer, and in case any such officer of the Company or the Guarantor signing any of the Securities of any particular issue shall cease to be such officer before such Securities so signed shall have been authenticated and made available for delivery by the Trustee or by the authenticating agent on its behalf, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though such person had not ceased to be such officer of the Company or the Guarantor.

         Only such Securities as shall bear thereon either a certificate of authentication substantially in the form recited in Section 2.03, above, or an alternate certificate of authentication substantially in the form recited in
Section 2.04, above, duly executed by the Trustee or by the authenticating agent on its behalf, respectively, shall be entitled to the benefits of this Indenture and the Guarantees endorsed thereon or be valid or obligatory for any purpose. Such certificate by the Trustee or by the authenticating agent on its behalf upon any Security executed by the Company on which a Guarantee is endorsed by the Guarantor shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture and such Guarantee.

         Unless the Company shall establish pursuant to Section 2.07 that the Securities of a series are to be issued in whole or in part in definitive form, the Company shall execute and the Trustee shall, in accordance with this Section and the order of the Company with respect to such series, authenticate and deliver one or more Securities in global form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Security or Securities in global form, (ii) shall be registered, if a Registered Security, in the name of the depositary for such Security or Securities in global form or the nominee of such depositary, (iii) shall be delivered by the Trustee to such depositary or pursuant to such depositary's instruction and (iv) shall bear the legend set forth in Section 2.06 and the terms determined by or pursuant to the Board Resolution or supplemental indenture relating to such series.

         Each depositary designated pursuant to Section 2.07 for a Registered Security in global form must, at the time of its designation and at all times while it serves as depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation. The Trustee shall have no responsibility to determine if the depositary is so registered. Each depositary shall enter into an agreement with the Trustee governing the respective duties and rights of such depositary and the Trustee with regard to Securities issued in global form.


         SECTION 2.11 Any Security of any series may be exchanged for a like aggregate principal amount of any Security of the same series of other authorized denominations. Securities of any series to be exchanged shall be surrendered at the office or agency to be maintained by the Company as provided in Section 4.02 (or at either of such offices or agencies if more than one), and the Company shall execute and register and the Trustee or the authenticating agent on its behalf shall authenticate and make available for delivery in exchange therefor the Security or Securities of the same series which the Holder making the exchange shall be entitled to receive.

         The Company shall keep or cause to be kept, at the office or agency to be maintained by the Company as provided in Section 4.02 (or at least one of said offices or agencies, if more than one), a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company shall register Securities and shall register the transfer of Securities as in this Article Two provided. Any such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee. Upon due presentment for registration of transfer of any Security of any series at such office or agency, the Company shall execute and register and the Trustee or the authenticating agent on its behalf shall authenticate and make available for delivery in the name of the transferee or transferees a new Security or Securities for a like aggregate principal amount of any such series.

         All Securities presented for registration of transfer or for exchange or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee duly executed by, the Holder or his or her attorney duly authorized in writing.

         The Company may require payment of a sum sufficient to cover any tax or other govern-mental charge that may be imposed in connection with any exchange or transfer of Securities. No service charge shall be made for any such transaction.

         The Company shall not be required (a) to issue, register the transfer of or exchange any Securities of any series for a period of fifteen days preceding the first mailing of notice of redemption of Securities of such series to be redeemed and ending on the date of such mailing, or (b) to register the transfer of or exchange any Securities selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part.

         All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         Each Security issued in global form authenticated under this Indenture shall be registered in the name of the depositary designated for such series or a nominee thereof and delivered to such depositary or a nominee thereof or custodian therefor, and each such Security issued in global form shall constitute a single Security for all purposes of this Indenture.

         Notwithstanding any other provision (other than the provisions set forth in the eleventh, twelfth and thirteenth paragraphs of this Section) of this Section, unless and until it is exchanged in whole or in part for Securities in certificated form in the circumstances described below, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the depositary for such series to a nominee of such depositary or by a nominee of such depositary to such depositary or another nominee of such depositary or by such depositary or any such nominee to a successor depositary for such series or a nominee of such successor depositary.

         If at any time the depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as depositary for the Securities of such series or if at any time the depositary for the Securities of such series shall no longer be eligible under Section 2.10, the Company shall appoint a successor depositary with respect to the Securities of such series. If a successor depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company shall execute, and the Trustee, upon receipt of a order of the Company for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

         The Company may at any time in its sole discretion determine that Securities of a series issued in global form shall no longer be represented by such a Security or Securities in global form. In such event the Company shall execute, and the Trustee, upon receipt of an order of the Company for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and make available for delivery, Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

         If specified by the Company pursuant to Section 2.07 with respect to a series of Securities, the Depositary for such series may surrender a Security in global form of such series in exchange in whole or in part for Securities of such series in certificated form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

                  (a) to each Person specified by such Depositary a new certificated Security or Securities of the same series of like tenor, of any authorized denomination as requested by such Person, in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Security in global form; and

                  (b) to such Depositary a new Security in global form of like tenor in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of certificated Securities delivered to Holders thereof.

         Upon the exchange of a Security in global form for Securities in certificated form, such Security in global form shall be canceled by the Trustee. Securities in certificated form issued in exchange for a Security in global form pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall make available for delivery such Securities to the Persons in whose names such Securities are so registered.


         SECTION 2.12 Pending the preparation of definitive Securities for any series the Company may execute and register and the Trustee shall authenticate and make available for delivery temporary Securities for such series (having executed Guarantees endorsed thereon), which temporary Securities for such series are printed, lithographed or typewritten. Temporary Securities for any series may be of any denomination and substantially in the form of the definitive Securities for such series, but with such omissions, insertions and variations as may be appropriate for temporary Securities for any series all as may be determined by the Company. Temporary Securities for any series may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed and registered by the Company, have endorsed thereon an executed Guarantee of the Guarantor, and be authenticated by the Trustee or by the authenticating agent on its behalf upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities for such series. In the case of Securities of any series, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series. Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions thereof, without unreasonable delay the Company shall execute and register and shall furnish definitive Securities for such series (having executed Guarantees endorsed thereon) and thereupon temporary Securities for such series may be surrendered in exchange therefor at the office or agency to be maintained by the Company as provided in Section 4.02 (or at any of said offices or agencies, if more than one), and the Trustee or the authenticating agent on its behalf shall authenticate and make available for delivery in exchange for such temporary Securities for such series a like aggregate principal amount of definitive Securities for such series of authorized denominations having endorsed thereon executed Guarantees of the Guarantor. Until so exchanged, the temporary Securities for any series shall be entitled to the same benefits under this Indenture as definitive Securities for such series.


         SECTION 2.13 In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute and register, and upon its request the Trustee shall authenticate and make available for delivery, a new Security of the same series having an executed Guarantee endorsed thereon, bearing a number not contemporaneously outstanding, in exchange and substitution for the Security so mutilated, or in lieu of and substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security of the same series shall furnish to the Company, to the

Guarantor and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Guarantor and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof. The Trustee may authenticate any such substituted Security of the same series and make available for delivery the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security of the same series, pay or authorize the payment of such Security (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company, to the Guarantor and to the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence to the satisfaction of the Company, the Guarantor and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

         Every substituted Security of any series issued pursuant to the provisions of this Section 2.13 by virtue of the fact that any such Security is destroyed, lost or stolen shall, with respect to such Security, constitute an additional contractual obligation of the Company guaranteed by the Guarantor as herein provided, whether or not the destroyed, lost or stolen Security shall at any time be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued under this Indenture. All Securities shall be held and owned upon the express condition that (to the extent lawful) the foregoing provisions shall be exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies, notwithstanding any law or statute now existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.14 All Securities surrendered for payment, exchange or registration of transfer shall, if surrendered to the Company, the authenticating agent or any paying agent, be cancelled and delivered to the Trustee or, if surrendered to the Trustee, be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. On written request of the Company, the Trustee shall deliver to the Company cancelled Securities held by the Trustee. With the consent of the Company, the Trustee may but shall not be required to destroy cancelled Securities. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are cancelled and delivered to the Trustee or surrendered to the Trustee for cancellation.

         SECTION 2.15 Nothing in this Indenture, the Guarantees or in any Security of any series, expressed or implied, shall give or be construed to give to any person other than the parties hereto and their successors and the Holders of the Securities any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions hereof being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

         SECTION 2.16 The Guarantor hereby guarantees to each Holder of a Security of any series authenticated by the Trustee and delivered by or on behalf of the Company the payment of the principal of (and premium, if any) and interest, if any, on such Security, in accordance with the terms of such Security and of this Indenture. In the event of any assignment of such Security, the Guarantor shall have all defenses against the assignee which the Company or the Guarantor may have against the assignor or any prior assignors. The Guarantor hereby covenants that this Guarantee will not be discharged as to any such Security except by payment in full of the principal of (and premium, if any) and interest thereon.

         The Guarantor shall be subrogated to all rights of the Holder of any Security against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of the Guarantee endorsed thereon; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities held by others shall have been paid in full.

         The provisions of this Section 2.16 are subject to the provisions of Article Fourteen, whereby the obligations of the Guarantor hereunder and under the Guarantees are subordinated to the prior payment in full of all Senior Indebtedness of the Guarantor.

         The Guarantee set forth in this Section 2.16 shall not be valid or become obligatory for any purpose with respect to a Security of any series until the certificate of authentication on such Security shall have been manually executed by the Trustee.

        SECTION 2.17 The Company in issuing the Securities of any series may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities of the same series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on such Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.



                                  ARTICLE THREE

                            REDEMPTION OF SECURITIES

         SECTION 3.01 The provisions of this Article Three shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.05 for Securities of such series.

         SECTION 3.02 In case the Company shall desire to exercise any right to redeem all or any part of Securities of any series, as the case may be, in accordance with the right reserved so to do, it shall fix a date for redemption and shall give notice of such redemption to the Holders of the Securities of such series to be redeemed as a whole or in part by mailing a notice of such redemption by first class mail not less than thirty nor more than sixty days prior to the date fixed for redemption to their last addresses as they shall appear upon the Securities register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. In any case, failure duly to give notice by mail, or any defect in the notice, to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of the same series.

         Each such notice of redemption shall identify the Securities to be redeemed (including the CUSIP number), shall specify the date fixed for redemption and the redemption price at which Securities of such series are to be redeemed and shall state that payment of the redemption price of the Securities of such series or portions thereof to be redeemed will be made at the office or agency to be maintained by the Company as provided in Section 4.02 (or any of said offices or agencies, if more than one) upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of any series are to be redeemed, each notice of redemption shall identify which of such Securities are to be redeemed. In case any Security is to be redeemed in part only, the notice shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon presentation and surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

         If any Securities are to be redeemed, the Company shall give the Trustee forty-five (45) days' written notice (or such lesser period of time as approved by the Trustee) in advance as to the aggregate principal amount of such Securities to be redeemed, and if less than all the Securities of any one series are to be redeemed, thereupon the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities or portions thereof to be redeemed and shall thereafter promptly notify the Company in writing which of the Securities of such series or portions thereof are to be redeemed. If less than all the Securities of any series with differing issue dates, interest rates or stated maturities are to be redeemed, the Company, in its sole discretion, shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least forty-five (45) days prior to the relevant redemption date.

         SECTION 3.03 If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of such Securities identified in such notice shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and unless the Company shall default in the payment of such Securities, at the redemption price, together with interest accrued to said date, interest on the Securities or portions of Securities so called for redemption shall cease to accrue on and after said date. On presentation and surrender of such Securities at said place or places of payment in said notice specified, such Securities or portions thereof to be redeemed shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

         Upon presentation and surrender of any Security of a series which is redeemed in part only, the Company shall execute and register and the Trustee or the authenticating agent on its behalf shall authenticate and make available for delivery, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

         SECTION 3.04 The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

         In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Company may, at its option, (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Company or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 2.14, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section 3.04, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

         On or before the sixtieth day next preceding each sinking fund payment date for any series, the Company will deliver to the Trustee a written statement (which need not contain the statements required by Section 15.05) signed by an authorized officer of the Company (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Company intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Company intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Company to be entitled to credit therefore as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.14 to the Trustee with such written statement (or as reasonably promptly thereafter is acceptable to the Trustee). Such written statement shall be irrevocable and upon its receipt by the Trustee the Company shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such sixtieth day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section 3.04.

         If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request) with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Company makes no such request then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 3.02, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Company) inform the Company of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities of any series which are (a) owned by the Company or an entity known by the Trustee to be directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, as shown by the Security Register, and not known to the Trustee to have been pledged or hypothecated by the Company or any such entity or (b) identified in an Officer's Certificate at least 60 days prior to the sinking fund payment date as being beneficially owned by, and not pledged or hypothecated by, the Company or an entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be excluded from Securities of such series eligible for selection for redemption. The Trustee, in the name and at the expense of the Company (or the Company, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 3.02 (and with the effect provided in Section 3.03) for the redemption of Securities of such series in part at the option of the Company. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section 3.04. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

         At least one Business Day before each sinking fund payment date, the Company shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

         The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Six and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 6.06 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section 3.04 to the redemption of such Securities.



                                  ARTICLE FOUR

                       PARTICULAR COVENANTS OF THE COMPANY

         SECTION 4.01 The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on each of the Securities of any series, at the place or places, at the respective times and in the manner provided in the Securities of such series and in this Indenture.

         SECTION 4.02 As long as any of the Securities of any series remain outstanding, the Company will maintain an office or agency in the Borough of Manhattan, The City of New York, State of New York (and at such other place, if any, as shall be specified in the form of such Security as a place for payment of principal and interest) where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided, where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served and where the Securities may be presented for payment. The Company will give to the Trustee notice of the location of each such office or agency and of any change in the location thereof. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal corporate trust office of the Trustee.

         SECTION 4.03 If the Company shall at any time mortgage, pledge or otherwise subject to any lien the whole or any part of any property or assets now owned or hereafter acquired by it, except as hereinafter provided in this
Section 4.03, the Company will secure the outstanding Securities, and any other obligations of the Company which may then be outstanding and entitled to the benefit of a covenant similar in effect to this covenant, equally and ratably with the indebtedness or obligations secured by such mortgage, pledge or lien, so long as any such indebtedness or obligations shall be so secured. The foregoing covenant shall not apply to (1) the creation of purchase money mortgages or liens, including any capital lease obligations, or to the extension, renewal or refunding thereof, (2) liens on property existing at the time such property is acquired by the Company, or to the extension, renewal or refunding thereof, or (3) to the making of any deposit or pledge to secure public statutory obligations or with any governmental agency at any time required by law in order to qualify the Company to conduct its business or any part thereof or in order to entitle it to maintain self insurance or to obtain benefits of any law relating to worker's compensation, unemployment insurance, old age pensions or other social security, or with any court, board, commission, or governmental agency as security incident to the proper conduct of any proceeding before such court, board, commission or governmental agency. Nothing herein contained shall prevent a subsidiary or other affiliate of the Company from mortgaging, pledging or subjecting to any lien any property or assets whether or not acquired by such subsidiary or affiliate from the Company.

         SECTION 4.04 The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

         SECTION 4.05 (a) Whenever the Company shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.05,

                   (1) that it will hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Securities of any series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series, including the Guarantor) in trust for the benefit of the respective Holders of the Securities of such series entitled thereto and will notify the Trustee of the receipt of sums to be so held,

                   (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series, including the Guarantor) to make any payment of the principal of (or premium, if any) or interest on the Securities when the same shall be due and payable, and

                  (3) at any time during the continuance of such failure, immediately pay to the Trustee all sums so held in trust by the paying agent.

          (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of (and premium, if any) or interest on the Securities of any series, set aside, segregate and hold in trust for the benefit of the respective holders of the Securities of such series entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest if any, so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

         (c) Anything in this Section 4.05 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture pursuant to Section 11.01 or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent hereunder as required by this Section 4.05, such sums to be held by the Trustee upon the trusts herein contained.

         (d) Anything in this Section 4.05 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.05 is subject to the provisions of Sections 11.03 and 11.04.


                                  ARTICLE FIVE

                    SECURITYHOLDERS' LISTS AND REPORTS BY THE
                             COMPANY AND THE TRUSTEE

         SECTION 5.01 The Company and Guarantor each covenant and agree that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of
Securities:

                  (a) semiannually, not more than fifteen days after each record date for the payment of semiannual interest on the Securities of such series, as specified in the form of such Security, as of such record date, and

                  (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Company or the Guarantor of any such request, as of a date not more than fifteen days prior to the time such information is furnished, excluding from any such list names and addresses received by the Trustee in the capacity of Securities registrar, if so acting.

         SECTION 5.02 The Company and the Guarantor each agree to provide information relating to the Holders of the Securities to the Trustee pursuant to the requirements of Section 312 of the Trust Indenture Act. The Trustee agrees to furnish information to the Holders of Securities pursuant to the requirements of Section 312 of the Trust Indenture Act.

         SECTION 5.03 The Company and the Guarantor each covenant:

         (a) to file with the Trustee, within fifteen days after the Company or the Guarantor is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company or the Guarantor may be required to file with said Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company or the Guarantor is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations, PROVIDED, HOWEVER, that the Company will not be required to file such reports with the Commission if (1) the Company has received a No-Action letter from the Commission stating that the Company is exempt from such filing requirement due to its reporting on a consolidated basis with the Guarantor, and
(2) the Company continues to report on a consolidated basis with the Guarantor;

          (b) to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents, and reports with respect to compliance by the Company or the Guarantor, as the case may be, with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations;

         (c) to transmit by mail to all Holders of Securities, as the names and addresses of such holders appear on the Securities register, within thirty days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company or the Guarantor, as the case may be, pursuant to subsections (a) and (b) of this Section 5.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission; delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates); and

         (d) to deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (beginning with respect to Securities of any series with the fiscal year next following the issue date of such series of Securities), commencing April 30, 1999, a certificate from its principal executive officer, principal financial officer or principal accounting officer, stating whether to the best knowledge of the signer thereof, the Company or the Guarantor, as the case may be, is in compliance (without regard to periods of grace or notice requirements) with all conditions and covenants under this Indenture, and if the Company or the Guarantor, as the case may be, shall not be in compliance, specifying such non-compliance and the nature and status thereof of which such signer may have knowledge. For purposes of this Section 5.03(d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

         (e) to deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes or the Guarantor becomes aware of the occurrence of any Event of Default or an event which, with notice of the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company or the Guarantor proposes to take with respect thereto.

         SECTION 5.04 (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act of 1939 at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act of 1939, the Trustee shall, within sixty days after each May 15, comply with the provisions of such Section 313(a).

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.



                                   ARTICLE SIX

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

         SECTION 6.01 In case one or more of the following Events of Default shall have occurred and be continuing, that is to say:

         (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of thirty days; or

          (b) default in the payment of the principal of (or premium, if any, on) any of the Securities as and when the same shall become due and payable either at maturity, by declaration of acceleration or otherwise; or

         (c) failure on the part of the Company or the Guarantor duly to observe or perform any other of the covenants or agreements on the part of the Company or the Guarantor in the Securities of any one series or in this Indenture contained for a period of sixty days after the date on which written notice of such failure, requiring the Company or the Guarantor to remedy the same, shall have been given to the Company or the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least twenty-five percent in aggregate principal amount of the Securities of such series at the time outstanding; or

         (d) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Securities of such series; or

         (e) default by the Company or the Guarantor in the payment of the principal of, interest on, or other amounts payable in respect of, or failure by the Company or the Guarantor to perform or comply with any of its other agreements in respect of any of, its Indebtedness (other than the Securities) in the aggregate principal or like amount of $20 million or more, which default or failure permits the holder thereof to declare such Indebtedness immediately due and payable; provided, however, that if such default or failure in respect of any such Indebtedness shall be cured by the Company or the Guarantor, as the case may be, as may be permitted by the terms of such Indebtedness, then the Event of Default hereunder by reason of such default or failure shall be deemed likewise to have been cured or waived; or

         (f) a court having jurisdiction shall enter a decree or order for relief in respect to the Company or the Guarantor, as the case may be, in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or the Guarantor or of the property of either, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (g) the Company or the Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or the Guarantor or of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall take any corporate action in furtherance of any of the foregoing; or

         (h) any other Event of Default provided in the supplemental indenture or resolution of the Board of Directors of the Company under which such series of Securities is issued or in the form of Security for such series;

then and in each and every such case, unless the principal of all the series of Securities then outstanding shall have already become due and payable, either the Trustee or the Holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then outstanding hereunder, by notice in writing to the Company and the Guarantor (and to the Trustee if given by Securityholders), shall declare the principal of all Securities of such series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding, provided, however, that if an Event of Default specified in
Section 6.01(f) or (g) occurs, all unpaid principal of, premium, if any, and accrued interest on all outstanding Securities shall, ipso facto, become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. This provision, however, is subject to the condition that if, at any time after the principal of the Securities of such series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company or the Guarantor shall pay, or shall deposit with the Trustee a sum sufficient to pay, all matured installments of interest, if any, upon all the Securities of such series and the principal of (and premium, if any, on) any and all Securities of such series which shall have become due otherwise than by declaration, with interest upon such principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon any overdue installments of interest at the same rate as the rate of interest specified in the Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be), to the date of such payment or deposit, and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee, its agents and counsel except as a result of its negligence or bad faith, and if any and all defaults under this Indenture, other than the nonpayment of the principal of Securities which have become due by acceleration, shall have been remedied - then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series, each series voting as a separate class, then outstanding by written notice to the Company, the Guarantor and to the Trustee may waive all defaults with respect to such series and rescind and annul such declaration and its consequences; but no such waiver or rescission or annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.


         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Guarantor, the Trustee and the Holders of the Securities shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Guarantor, the Trustee and the Holders of the Securities shall continue as though no such proceedings had been taken.

         SECTION 6.02 The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Securities of any issue, as and when the same shall become due and payable, and such default shall have continued for a period of thirty days, or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any of the Securities of any series when the same shall have become due and payable, whether upon maturity or upon declaration or otherwise - then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of the Securities of such series, the whole amount that then shall have become due and payable on all such Securities for principal (and premium, if any) and interest, as the case may be, with interest upon any overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon any overdue installments of interest at the same rate as the rate of interest specified in the Securities of such series, and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee, its agents and counsel except as a result of its negligence or bad faith.

         Until such demand is made by the Trustee, the Company may pay the principal of and interest on the Securities of any series to the registered Holders, whether or not the principal of and interest on the Securities of such series is overdue.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree and may enforce any such judgment or final decree against the Company or other obligor upon the Securities of any series and against the Guarantor and collect in the manner provided by law out of the property of the Company, the Guarantor or other obligor upon the Securities of such series wherever situated the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company, the Guarantor or any other obligor upon the Securities of any series under Title 11 of the United States Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company, the Guarantor or such other obligor, or in case of any other judicial proceedings relative to the Company, the Guarantor or other obligor upon the Securities of any series, or to the creditors or property of the Company, the Guarantor or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise:

         (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee, its agents and counsel except as a result of its negligence or bad faith) and of the Holders allowed in any judicial proceedings relative to the Company, the Guarantor or other obligor upon the Securities of any series, or to the creditors or property of the Company, the Guarantor or such other obligor; and

         (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

         (c) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Holders and of the Trustee on their behalf; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders to make payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee, its agents and counsel except as a result of its negligence or bad faith.

         All rights of action and to assert claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof on any trial or other proceedings relative thereto, any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

         In case of a default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by the Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or otherwise, and the Trustee may enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         SECTION 6.03 Any moneys collected by the Trustee pursuant to Section
6.02 in respect of any series shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the several Securities and stamping thereon the payment if only partially paid, and upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses of collection, reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

                  SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                  THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any), and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, at the same rate as the rate of interest specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal (and premium, if any) and interest or Yield to Maturity, as the case may be, without preference or priority of principal (and premium, if any) over interest, or Yield to Maturity, as the case may be, or of interest or Yield to Maturity, as the case may be, over principal (and premium, if any), or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security, ratably to the aggregate of such principal (and premium, if any) and interest or Yield to Maturity.

          SECTION 6.04 No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceedings at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of any Event of Default and unless also the Holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06; it being understood and intended and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section 6.04, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Notwithstanding any other provision in this Indenture, however, the right of any Holder of any Security to receive payment of the principal of and interest on such Security, on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 6.05 All powers and remedies given by this Article Six to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Securities in exercising any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

         SECTION 6.06 The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture.

         In the case of any such waiver, the Company, the Guarantor, the Trustee and the Holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 6.07 The Trustee shall, within ninety days after the occurrence of a default, give to all Holders of any series, as the names and addresses of such Holders appear on the Securities register, notice by mail of all defaults known to the Trustee, which have occurred with respect to such series, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section 6.07 being hereby defined to be any event or events, as the case may be, specified in clauses (a), (b), (c), (d), (e), (f),
(g) and (h) of Section 6.01, not including periods of grace, if any, provided for therein and irrespective of the giving of written notice specified in clause
(c) of Section 6.01; provided, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers, of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series. The Trustee shall not be deemed to have knowledge of any default hereunder unless a Responsible Officer of the Trustee has actual knowledge of the default or the Trustee receives written notice thereof.

         SECTION 6.08 All parties to this Indenture agree, and each holder of any Security by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.08 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders of Securities of any series, holding in the aggregate more than ten percent in principal amount of the Securities outstanding of such series, or, in the case of any suit relating to or arising under clauses (c) and (h) of Section
6.01 (if the suit relates to Securities of more than one but less than all series), ten percent in aggregate principal amount of Securities Outstanding affected thereby, or in the case of any suit relating to or arising under clauses (c) (if the suit relates to all the Securities then Outstanding), (f) or
(g) of Section 6.01, ten percent in aggregate principal amount of all Securities Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the due date expressed in such Security.

         SECTION 6.09 The Company and the Guarantor covenant (to the extent that it may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SEVEN

                             CONCERNING THE TRUSTEE

         SECTION 7.01 With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing of all Events of Default with respect to such series which may have occurred:

                           (1) the duties and obligations of the Trustee with
                  respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on the part of the
                  Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of Securities of all series at the time outstanding (determined as provided in Section 8.03) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 7.02 Except as otherwise provided in Section 7.01:

                  (a) the Trustee may rely conclusively and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order, demand, notice or other communication of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company or the Guarantor by the Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or the President or an Executive Vice President and the Secretary or an Assistant Secretary or the Chief Financial Officer, the Treasurer or an Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be;

                  (c) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred therein or thereby;

                  (e) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian or other Person employed to act hereunder.

          SECTION 7.03 The recitals contained herein and in the Securities (except in the certificates of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Guarantees. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

          SECTION 7.04 The Trustee or the authenticating agent or any paying agent or Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, authenticating agent, paying agent or Security registrar.

          SECTION 7.05 Subject to the provisions of Section 11.04 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree in writing with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by its Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or its President or an Executive Vice President or its Chief Financial Officer or its Treasurer or an Assistant Treasurer.

          SECTION 7.06 The Company and the Guarantor each covenant and agree to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to by the Company and the Trustee in writing (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and, except as otherwise expressly provided, the Company (or the Guarantor, if the Company fails to do so) will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the compensation and the expenses and disbursements of its counsel and its agents) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall at any time be subject to the lien of this Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled but not required to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon and the Trustee shall be entitled to reimbursement thereof. The Company and the Guarantor also covenant to indemnify the Trustee for, and to hold it harmless against, any and all damage, claims, loss, liability or expense, including taxes, incurred without gross negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its duties hereunder. The obligations of the Company under this Section 7.06 shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Sections 6.01(f) or Section 6.01(g), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the termination of this Indenture.

         SECTION 7.07 Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or the President or an Executive Vice President and by the Chief Financial Officer or the Treasurer or an Assistant Treasurer of the Company and delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

         SECTION 7.08 If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act of 1939, the Trustee shall eliminate such interest or resign to the extent and in the manner provided by and subject to the provisions of the Trust Indenture Act of 1939.

         SECTION 7.09 The Trustee for each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States or of any State or Territory or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least one hundred million dollars and being subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

         SECTION 7.10 (a) The Trustee may at any time resign with respect to one or more of all series of Securities by giving written notice of resignation to the Company and to the Guarantor. Upon receiving such notice of resignation the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within thirty days after the giving of such notice of resignation, the resigning Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b)       In case at any time any of the following shall occur--

                  (1) the Trustee of a series of Securities shall fail to comply with the provisions of subsection (a) of Section 7.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months, or

                 (2) such Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

                 (3) such Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company may remove the Trustee of such series of Security and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee,
(ii) subject to the provisions of Section 6.08, any Securityholder who has been a bona fide Holder of such series of Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee of such series of Securities and the appointment of a successor trustee, or (iii) such Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Securities of a series at the time outstanding may at any time remove the Trustee of such series of Securities and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten days after such nomination the Company objects thereto, in which case the Trustee so removed or any Securityholder of the same series, upon the terms and conditions and otherwise as in subdivision (a) of this Section 7.10 provided, may petition, at the expense of the Company, any court of competent jurisdiction for an appointment of a successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within sixty days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee with respect to the Securities of such series.

         (d) Any resignation or removal of the Trustee of any series of Securities and any appointment of a successor trustee pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

         SECTION 7.11 Any successor trustee appointed as provided in Section
7.10 shall execute, acknowledge and deliver to the Company, to the Guarantor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all of the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company and the Guarantor shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 7.06.

         No successor trustee shall accept appointment as provided in this
Section 7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.

         Upon acceptance of appointment by a successor trustee of one or more series of Securities as provided in this Section 7.11, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Securities of such series as the names and addresses of such holders appear upon the Security Register. If the Company fails to mail such notice in the prescribed manner within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be so mailed at the expense of the Company.

         SECTION 7.12 Any corporation into which the Trustee of any series of Securities may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee of such Securities shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of such Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 7.13 If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act of 1939 regarding the collection of claims against the Company (or any such other obligor).

         SECTION 7.14 As long as any of the Securities remain outstanding, there may be one or more authenticating agents appointed by the Trustee of the Securities of such series to act on its behalf and subject to its direction in connection with the authentication of the Securities of such series as set forth in Articles Two and Three. For all purposes of this Indenture, the authentication and delivery of Securities by any authenticating agent pursuant to this Section shall be deemed to be authentication and delivery of such Securities "by the Trustee." Each such authenticating agent shall at all times be a corporation organized and doing business under the laws of the United States or of any State or Territory or of the District of Columbia authorized under such laws to act as authenticating agent, having a combined capital and surplus of at least ten million dollars, and being subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority and shall be satisfactory to the Company. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 7.14, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         Any corporation into which an authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any authenticating agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee of Securities of such series or the authenticating agent.

         Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee of the Securities of such series and to the Company. Such Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent, to the Company and to the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 7.14, the Trustee promptly shall appoint a successor authenticating agent, if the terms of this Section 7.14 require that there shall be an authenticating agent, shall give written notice of such appointment to the Company and to the Guarantor and shall mail notice of such appointment to all Holders of Securities of such series as the names and addresses of such Holders appear upon the Securities register. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as authenticating agent herein. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 7.14.

         The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services.


                                  ARTICLE EIGHT

                         CONCERNING THE SECURITYHOLDERS

         SECTION 8.01 (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company and the Guarantor. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 7.01 and 7.02) conclusive in favor of the Trustee and the Company and the Guarantor, if made in the manner provided in this section.

         (b) Subject to the provisions of Sections 7.01 and 7.02, the execution of any instrument by a Securityholder or his or her agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

         (c) The holding of Securities shall be proved by the Security Register or by a certificate of the registrar thereof.

         SECTION 8.02 The Company, the Guarantor, the Trustee, any authenticating agent, any paying agent and any Securities registrar may deem and treat the person in whose name any Security shall be registered upon the Securities register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of (and premium, if any) and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Company, nor the Guarantor nor the Trustee nor any authenticating agent nor any paying agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

         None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Company or the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee) as a Holder, with respect to such Security in global form or impair, as between such Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Security in global form.


         SECTION 8.03 In determining whether the Holders of the requisite aggregate principal amount of Securities of any or all series have concurred in any demand or request, the giving of any notice, direction, consent or waiver or the taking of any other action under this Indenture, Securities which are owned by the Company or the Guarantor or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination except that for the purpose of determining whether the Trustee shall be protected in relying on any such demand, request, notice, direction, consent or waiver only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded.

         SECTION 8.04 At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included in the Securities the Holders of which have joined in such action may, by filing written notice with the Trustee at its office and upon proof of ownership as provided in Section 8.01, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Security issued upon the transfer thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities affected by such action.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         SECTION 9.01 The Company and the Guarantor, when authorized by the resolutions of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution of such supplemental indenture) for one or more of the following purposes:

                  (a) to evidence the succession of another corporation to the Company, or to the Guarantor, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company or the Guarantor, as the case may be, pursuant to Article Ten hereof;

                  (b) to add to the covenants of the Company or the Guarantor such further covenants, restrictions, conditions or provisions as the Board of Directors of the Company and the Guarantor and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the holders of a majority in aggregate principal amount of the Securities to waive such default;

                  (c) to provide for the issuance under this Indenture of Securities in bearer form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities of the same series issued hereunder in fully registered form and to make all appropriate changes for such purposes;

                  (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of the Holders of the Securities; and

                  (e) to establish the form or terms of Securities of any series as permitted by Sections 2.01, 2.02 or 2.07.

         The Trustee is hereby authorized to join with the Company and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
9.01 may be executed by the Company, the Guarantor and the Trustee without the consent of the Holders of any of the Securities at the time outstanding.

         SECTION 9.02 With the consent (evidenced as provided in Section 8.01) of the Holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time Outstanding, the Company and the Guarantor, each when authorized by resolutions of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution of such supplemental indenture) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture; provided, however, that without the consent of the Holder of each Outstanding Security affected thereby, a supplemental indenture under this Section may not:

                  (a) change the stated maturity of the principal of, or premium, if any, on, or any installment of principal of or premium, if any, or rate of interest, if any, on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption, repurchase or repayment thereof, or change the manner in which the amount of any principal thereof or premium, if any, or rate of interest, if any, thereon is determined or change the place of payment where, or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date);

                  (b) reduce the percentage in principal amount of the Outstanding Securities of such series affected thereby, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

                  (c) waive a default in the payment of principal of, premium, if any, or interest, if any, on, any Security of such series;

                  (d) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 4.02; or

                  (e) make any change in Section 6.01 or this Section except to increase any percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holders of each Outstanding Security of such series affected thereby, except in circumstances beneficial to the Holders.

         Upon the request of the Company and the Guarantor, accompanied by a copy of resolutions of its Board of Directors certified by the Secretary or an Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

         It shall not be necessary for the Securityholders under this Section
9.02 to consent to the particular form of any proposed supplemental indenture, but it shall be sufficient if they consent to the substance thereof.

         Promptly after the execution by the Company, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section 9.02, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to all Holders of Securities as the names and addresses of such holders appear upon the Security Register. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.03 Upon the execution of any supplemental indenture pursuant to the provisions of this Article Nine, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, the Guarantor and the Holders of Securities of each series shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article Nine.

         SECTION 9.04 Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Nine may bear a notation in form approved by the Trustee for such series as to any matter provided for in such supplemental indenture. New Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification or amendment of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company and the Guarantor, authenticated by the Trustee or by the authenticating agent on its behalf and delivered in exchange for the Securities then outstanding.

         Every amendment to this Indenture or the Securities of one or more series shall be set forth in an Officer's Certificate or supplemental indenture that complies with the Trust Indenture Act as then in effect.

                                   ARTICLE TEN

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

         SECTION 10.01 Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation of the Company with, or merger of the Company into, any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers to which the Company or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of the Company as an entirety or substantially as an entirety to any other corporation (whether or not affiliated with the Company) authorized to acquire and operate the same; provided, however, and the Company hereby covenants and agrees, that:

                  (a) upon any such consolidation, merger, sale or conveyance, the due and punctual payment of the principal of (and premium, if any) and interest on all of the Securities according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation formed by such consolidation, or into which the Company shall have been merged, or which shall have acquired such property;

                  (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice of lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

                  (c) the corporation formed by such consolidation or into which the Company is merged or the person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia.

         SECTION 10.02 In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein.

         Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession, any or all of the Securities issuable pursuant to the provisions of Section 2.01 which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed by the officers of the Company and endorsed with the Guarantee of the Guarantor and delivered to the Trustee for authentication pursuant to such provisions and any Securities which such successor corporation thereafter shall cause to be signed and the Guarantor shall cause to be endorsed with the Guarantee and such successor corporation shall cause to be delivered to the Trustee on its behalf for that purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

         Nothing contained in this Indenture or in any of the Securities shall prevent the Company from merging into itself any other corporation (whether or not affiliated with the Company) or acquiring by purchase or otherwise all or any part of the property of any other corporation (whether or not affiliated with the Company).

         SECTION 10.03 The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale or conveyance and any such assumption complied with the provisions of this Article Ten.

         SECTION 10.04 Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Guarantor with or into any other corporation or corporations (whether or not affiliated with the Guarantor), or successive consolidations or mergers in which the Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of all or substantially all of the property of the Guarantor to any other corporation (whether or not affiliated with the Guarantor) authorized to acquire and operate the same; provided, however, and the Guarantor hereby covenants and agrees, that:

                  (a) upon any such consolidation, merger, sale or conveyance, the due and punctual payment of the principal of (and premium, if any) and interest on all of the Guarantees according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Guarantor, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation formed by such consolidation, or into which the Guarantor shall have been merged, or which shall have acquired such property;

                  (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice of lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

                  (c) the corporation formed by such consolidation or into which the Guarantor is merged or the person which acquires by conveyance or transfer the properties and assets of the Guarantor substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia.

         SECTION 10.05 In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Guarantees endorsed upon the Securities and of the due and punctual performance of all covenants and conditions of this Indenture to be performed by the Guarantor, such successor corporation shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as Guarantor. Such successor corporation thereupon may cause to be executed, either in its own name or in the name of Cincinnati Bell Inc., any or all of the Guarantees to be endorsed upon all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee.


                                 ARTICLE ELEVEN

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

         SECTION 11.01 If at any time (a) the Company shall have delivered to the Trustee cancelled or for cancellation all Securities theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.11), or (b) the Company or the Guarantor shall deposit or cause to be deposited with the Trustee as trust funds, money or U.S. Government Obligations in an amount sufficient to pay all principal (and premium, if any) and interest and any other sums due or to become due to the date of maturity or redemption of such series of securities, but excluding, however, the amount of any moneys for the payment of principal of (and premium, if any) or interest on the Securities of such series (1) theretofore deposited with the Trustee and repaid by the Trustee to the Company in accordance with the provisions of
Section 11.04, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) the provisions applicable to transfers and exchange of the Securities of such series or (ii) the rights of Holders to receive payments of principal thereof and interest thereon, and remaining rights of the Holders to receive mandatory sinking fund payments, if any) and the Trustee, on demand of and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, provided that in the case of a discharge pursuant to clause (b), the Company has delivered to the Trustee an opinion of a nationally recognized independent tax counsel to the Company experienced in such matters to the effect that the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the deposit and discharge pursuant to clause (b) and will be subject to U.S. federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and discharge had not occurred. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities of such series.

         SECTION 11.02 All moneys deposited with the Trustee pursuant to Section
11.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent

(including the Company acting as its own paying agent), to the Holders of the particular Securities of such series for the payment of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal (and premium, if any) and interest.

         SECTION 11.03 In connection with the satisfaction and discharge of this Indenture all moneys then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

         SECTION 11.04 Any moneys deposited with or paid to the Trustee or any paying agent pursuant to any provision of this Indenture for payment of the principal of (and premium, if any) or interest on any Security of any series and not applied but remaining unclaimed by the Holders of the Securities of such series for two years after the date upon which the principal of (and premium, if any) or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on written demand; and the Holder of any of the Securities of such series shall thereafter look only to the Company for any payment which such holder may be entitled to collect.


                                 ARTICLE TWELVE

                    IMMUNITY OF INCORPORATORS, SHAREHOLDERS,
                        OFFICERS, DIRECTORS AND EMPLOYEES

         SECTION 12.01 No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security of any series, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer, director or employee, as such, past, present or future, of the Company or of the Guarantor or any successor corporation, either directly or through the Company or the Guarantor or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.


                                ARTICLE THIRTEEN

                      PARTICULAR COVENANT OF THE GUARANTOR

         SECTION 13.01 So long as any of the Securities of any series remain outstanding, the Guarantor will maintain in the Borough of Manhattan, The City of New York, State of New York, an office or agency where notices to and demands or upon the Guarantor in respect of the Securities or of this Indenture may be served and where the Securities may be presented for payment under the Guarantees, provided that the Guarantor may maintain in Manhattan a separate office or agency for one or more of the foregoing purposes. The Guarantor will give to the Trustee notice of the location of each such office and agency and of any change in the location of any such office or agency. In case the Guarantor shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal corporate trust office of the Trustee.


                                ARTICLE FOURTEEN

                           SUBORDINATION OF GUARANTEES

         SECTION 14.01 Notwithstanding anything to the contrary contained in this Indenture, the Company and the Guarantor each covenant and agree, and each Holder of Securities, by his or her acceptance thereof, likewise covenants and agrees, that the Guarantees shall, to the extent and in the manner hereinafter in this Article Fourteen set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor.

         SECTION 14.02     The Guarantor:

         (a) may not make any payment upon or in respect of the Guarantees (other than distributions made from any trust created pursuant to Section 11.01 hereof) if:

                  (i) default in the payment of any principal, premium, if any, or interest with respect to any Senior Indebtedness occurs and is continuing beyond any applicable grace period in the agreement, indenture or other document governing the Senior Indebtedness; or

                  (ii) any other default occurs and is continuing with respect to any Senior Indebtedness which permits holders of such Senior Indebtedness as to which such default relates to accelerate its maturity and the Trustee receives a notice of such default (a "Payment Blockage Notice") from a person who may give it pursuant to Section
         14.11 hereof. If the Trustee receives any such Payment Blockage Notice, no subsequent Payment Blockage Notice shall be effective for purposes of this Section 14.03 unless and until at least 360 days shall have elapsed since the effectiveness of the immediately prior Payment Blockage Notice. No default specified in this clause (ii) that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice, unless such default has been cured or waived for a period of not less than 90 days.

         (b) may and shall resume payments on the Guarantees upon the earlier of:

                  (i) in the case of a default referred to in Section 14.02(a)(i), the date upon which such default is cured or waived, or

                  (ii) in the case of a default referred to in Section 14.02(a)(ii) hereof, the earlier of the date on which such default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received, unless the maturity of such Senior Indebtedness has been accelerated.

         SECTION 14.03 Upon any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization or the Guarantor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, full payment of all amounts of principal (and premium, if any) and interest then due on all Senior Indebtedness of the Guarantor shall first be made or duly provided for in money or money's worth before the holders of the indebtedness evidenced by the Securities or the Trustee under this Indenture shall be entitled to retain any assets so paid or distributed pursuant to the Guarantees in respect of the Securities of any series (for principal (and premium, if any) or interest) or of this Indenture; and upon any such dissolution or winding-up or liquidation or reorganization, any payment or distribution of assets of the Guarantor of any kind or character, whether in case, property or securities, to which the Holders of the Securities of such series or the Trustee under this Indenture would be entitled pursuant to the Guarantees except for the provisions of this Article Fourteen shall be paid, by the Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to the holders of Senior Indebtedness of the Guarantor or their representatives, to the extent necessary to make full payment of all amounts of principal (and premium, if any) and interest due on all such Senior Indebtedness of the Guarantor, in money or money's worth, after giving effect to any concurrent payments or distributions to, or for the benefit of, the holders of such Senior Indebtedness of the Guarantor, before any payment or distribution is made to the holders of the indebtedness evidenced by the Securities or to the Trustee under this Indenture, provided, however, that nothing in this Section
14.03 shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 7.06.

         SECTION 14.04 In the event that the Trustee or any Holder receives any payment of any obligations with respect to the Guarantees at a time when the Trustee or such Holder, as applicable, has actual knowledge that such payment is prohibited by Sections 14.02 and 14.03 hereof, such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid immediately, upon written request, to the holders of Senior Indebtedness for application to the payments due under such Senior Indebtedness remaining unpaid to the extent necessary to cover all such payments due in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         SECTION 14.05 The Guarantor shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Guarantor within the meaning of this Article Fourteen. Upon any payment or distribution of assets of the Guarantor referred to in this Article Fourteen, the Trustee, subject to the provisions of Section 7.01, shall be entitled to rely upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness of the Guarantor and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen.

         The Guarantor and the Company each agree to notify promptly the Trustee of any other facts known to either the Guarantor or the Company that could cause a payment of any obligations with respect to the Guarantees in contravention of this Article Fourteen, but failure to give such notice shall not affect the subordination of the Guarantees to Senior Indebtedness as provided in this Article Fourteen.

         SECTION 14.06 Subject to the payment in full of all amounts of principal (and premium, if any) and interest due on all Senior Indebtedness of the Guarantor, the holders of the Securities of any series shall be subrogated pro rata (based on respective amounts paid over for the benefit of the holders of such Senior Indebtedness of the Guarantor) with the holders of any other subordinated indebtedness of the Guarantor that by its terms ranks pari passu with the Guarantees (such subordinated indebtedness being hereinafter in this Section 14.06 referred to as "pari passu indebtedness") to the rights of the holders of Senior Indebtedness of the Guarantor to receive payments or distributions of assets of the Guarantor made on Senior Indebtedness of the Guarantor until the principal of (and premium, if any) and interest on the Securities of such series shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of the Guarantor to which the Holders of the Securities of such series or the holders of pari passu indebtedness, or the Trustee or the trustee with respect to any pari passu indebtedness would be entitled except for the provisions of this Article Fourteen shall, as between the Guarantor, its creditors other than the holders of Senior Indebtedness of the Guarantor and the Holders of the Securities of such series and the holders of pari passu indebtedness be deemed to be a payment by the Guarantor on account of the Guarantees, it being understood that the provisions of this Article Fourteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities of such series, the holders of pari passu indebtedness and the holders of Senior Indebtedness of the Guarantor.

         SECTION 14.07 Nothing contained in this Article Fourteen or elsewhere in this Indenture, in the Securities of any series or in the Guarantees, is intended to or shall impair, as among the Guarantor, its creditors other than the holders of Senior Indebtedness of the Guarantor, and the Holders of the Securities of such series, the obligation of the Guarantor set forth in Section
2.16 or is intended to or shall affect the relative rights of the Holders of the Securities of such series or of other pari passu indebtedness and other creditors of the Guarantor other than the holders of Senior Indebtedness of the Guarantor, nor shall anything herein or therein prevent the Trustee or (subject to the provisions of Section 6.04) the Holder of any Securities of such series from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Fourteen of the holders of Senior Indebtedness of the Guarantor in respect of cash, property or securities of the Guarantor received upon the exercise of any such remedy.

         Nothing contained in this Article Fourteen or elsewhere in this Indenture, in the Securities of any series or in the Guarantees, is intended to or shall impair the obligation of the Company, which is absolute and unconditional and not subordinate to any other obligation of the Company, to pay the principal of (and premium, if any) and interest on the Securities of such series, as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the rights against the Company of the Holders of the Security of such series, nor shall anything herein or therein prevent the Trustee or (subject to the provisions of Section 6.04) the Holder of any security of such series from exercising all remedies relative to the Company permitted by applicable law upon default under this Indenture.

         SECTION 14.08 Nothing contained in this Article Fourteen or elsewhere in this Indenture, or in the Securities of any series or in the Guarantees, is intended to or shall prevent the Guarantor from making any payment pursuant to the Guarantees of the principal of (and premium, if any) or interest on the Securities of such series at any time except under the conditions described in
Section 14.02 or during the pendency of any dissolution, winding-up, liquidation or reorganization of the Guarantor, provided, however, that payments by the Guarantor pursuant to the Guarantees may be made during the pendency of any such proceedings of the Company.

         SECTION 14.09 Each Holder of Securities by his or her acceptance thereof authorizes and directs the Trustee in its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Fourteen and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

         SECTION 14.10 The Trustee shall be entitled to all of the rights set forth in this Article Fourteen in respect of any Senior Indebtedness of the Guarantor at any time held by it, to the same extent as any other holder of Senior Indebtedness of the Guarantor, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         SECTION 14.11 Notwithstanding any of the provisions of this Article Fourteen or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee, unless and until the Trustee shall have received written notice thereof at the principal corporate trust office of the Trustee from the Guarantor, from a Representative or, only in cases where there is no Representative, from one or more holders of Senior Indebtedness of the Guarantor, and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01, shall be entitled to assume that no such facts exist; provided, that, if not less than three business days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of either the principal (and premium, if any) or interest on any Security) the Trustee shall not have received with respect to such moneys the notice provided for in this Section 14.11, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

         SECTION 14.12 In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fourteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Guarantor held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Fourteen, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

         SECTION 14.13 With respect to the holders of Senior Indebtedness of the Guarantor, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fourteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the Guarantor shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Guarantor and shall not be liable to any holder of Senior Indebtedness of the Guarantor if it shall pay over or deliver to Holders of Securities, the Company or any other person, moneys or assets to which any holder of Senior Indebtedness of the Guarantor shall be entitled by virtue of this Article Fourteen or otherwise.

         SECTION 14.14 If payment of the Guarantees is accelerated because of an Event of Default of the Company, the Guarantor shall promptly notify holders of Senior Indebtedness of the acceleration.

         SECTION 14.15 This Article 14 shall not apply to any payments to be made on the Securities from funds held in trust pursuant to Article 11 provided that this Article 14 did not prohibit the deposit of such funds into trust at the time of such deposit.

         SECTION 14.16 Notwithstanding anything herein contained to the contrary, all the provisions of this Indenture shall be subject to the provisions of this Article Fourteen, so far as the same may be applicable thereto.

                                 ARTICLE FIFTEEN

                            MISCELLANEOUS PROVISIONS

         SECTION 15.01 All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company or the Guarantor shall bind their successors and assigns, whether so expressed or not.

         SECTION 15.02 Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company or the Guarantor shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company or the Guarantor.

         SECTION 15.03 The Company and the Guarantor by instrument in writing executed by authority of two-thirds of its Board of Directors and delivered to the Trustee may surrender any of the powers or rights reserved to the Company or the Guarantor and thereupon such power or right so surrendered shall terminate as to the Company and the Guarantor and as to any successor corporations.

         SECTION 15.04 Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Company or on the Guarantor maybe given or served by being deposited postage prepaid in a post office letter box addressed as follows: if to the Company, Chief Financial Officer, Cincinnati Bell Telephone Company, 201 East Fourth Street, Cincinnati, Ohio 45202; and if to the Guarantor, Chief Financial Officer, Cincinnati Bell Inc., 201 East Fourth Street, Cincinnati, Ohio 45202. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made for all purposes if given or made in writing at the principal corporate trust office of the Trustee.

         SECTION 15.05 Upon any application or demand by the Company or the Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Company or the Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         SECTION 15.06 If the date of maturity of interest on or principal (and premium, if any) of the Securities of any series shall not be a Business Day, then payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity, and no interest shall accrue for the period after such date.

         SECTION 15.07 If and to the extent that any provision of this Indenture limits, qualifies or conflicts with any provision included in this Indenture which is required to be included in this Indenture by any of Section 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

         SECTION 15.08 This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 15.09 This Indenture, each Security and each Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof. This Indenture is subject to the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act, which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Whether or not this Indenture is required to be qualified under the Trust Indenture Act, the provisions of the Trust Indenture Act required to be included in an indenture in order for such indenture to be so qualified shall be deemed to be included in this Indenture with the same effect as if such provisions were set forth herein and any provisions hereof that may not be included in an indenture that is so qualified shall be deemed to be deleted or modified to the extent such provisions would be required to be deleted or modified in an indenture so qualified.

         SECTION 15.10 In case any provision of this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 15.11 The Trustee may make reasonable rules for action by or at a meeting of holders of the Guarantees. The registrar, Paying Agent or Tender Agent may make reasonable rules for their respective functions.

         The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, CINCINNATI BELL TELEPHONE COMPANY has caused this Indenture to be signed and acknowledged by its Chairman, its President, one of its Executive Vice Presidents or its Chief Financial Officer or Treasurer, CINCINNATI BELL INC. has caused this Indenture to be signed and acknowledged by its Chairman, its President, one of its Executive Vice Presidents or its Chief Financial Officer or Treasurer, and THE BANK OF NEW YORK has caused this Indenture to be signed and acknowledged by one of its Vice Presidents. Executed and delivered as of the day and year first written above.

                                            CINCINNATI BELL TELEPHONE COMPANY



                                            By    /s/ Richard G. Ellenberger
                                              ----------------------------------

                                            Date   November 30, 1998
                                                --------------------------------

                                            CINCINNATI BELL INC.


                                            By   /s/ John T. LaMacchia
                                              ----------------------------------

                                            Date   November 30, 1998
                                                --------------------------------

                                            THE BANK OF NEW YORK


                                            By   /s/  Mary Jane Schmalze
                                              ----------------------------------

                                            Date   November 30, 1998
                                                --------------------------------

                                   APPENDIX A

                                     [FACE]

         THIS SECURITY IS A GLOBAL SECURITY AND IS REGISTERED IN THE NAME OF CEDE & CO., A NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (55 WATER STREET, NEW YORK, NEW YORK 10041-0099) ("DTC"). UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REGISTERED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         UNLESS AND UNTIL THIS GLOBAL SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR CERTIFICATED SECURITIES, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE (X) BY DTC TO A NOMINEE OF DTC, (Y) BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR (Z) BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR OF DTC.

CUSIP NO.         171875 AD 9                                     $150,000,000
          --------------------------
NO. R-1




                        CINCINNATI BELL TELEPHONE COMPANY

                                  $150,000,000

                       GUARANTEED 6.30% DEBENTURE DUE 2028

                      GUARANTEED ON A SUBORDINATED BASIS BY

                              CINCINNATI BELL INC.


         CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation (the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to CEDE & CO., as the nominee of The Depositary Trust Company ("DTC"), or registered assigns, the principal sum of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) on December 1, 2028, and to pay interest thereon semiannually in arrears on each June 1 and December 1 (each, an "Interest Payment Date"), commencing on June 1, 1999, and at maturity, from November 30, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 6.30% per annum, until the principal hereof becomes due and payable, and at such rate on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest.

         The interest payable hereunder, and punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Debenture is registered at the close of business on the regular record date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. If and to the extent the Company shall default in the payment of the interest due, if any, on such Interest Payment Date, such defaulted interest shall be paid to the Persons in whose names the Debentures are registered at the close of business on a special record date established for such payment by notice by or on behalf of the Company to the Holders of the Securities not less than fifteen days prior to such special record date, such special record date to be not less than five days preceding the date of payment of such defaulted interest, all as more fully provided in the Indenture.

         Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day prior to such Interest Payment Date. If an Interest Payment Date shall not be a Business Day, then payment of interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no interest shall accrue for the period after such date. "Business Day" with respect to the Debentures means a day that is neither a legal holiday nor a day on which banking institutions are authorized by law to close in New York, New York.

         Payment of the principal of (and premium, if any) and interest on this Debenture shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York. Payment of the principal of (and premium, if any) and interest on this Debenture shall be payable in immediately available funds; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto at such address as it shall appear on the Debenture register. Holders of over $5 million in principal amount of Debentures have the option of receiving payment by wire by notifying the Paying Agent one business day prior to the payment date. Payment of the principal of (and premium, if any) and interest on this Debenture shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest payable on any Interest Payment Date will be paid to DTC with respect to the portion of this Debenture held for its account by CEDE & CO. for the purpose of permitting such party to credit the interest received by it in respect of this Debenture to the accounts of the beneficial owners hereof.

         Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.


         This Debenture shall not be valid or become obligatory for any purpose until the appropriate certificate of authentication hereon shall have been executed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, Cincinnati Bell Telephone Company has caused this Instrument to be signed by its duly authorized officers, by a manual or facsimile of each of their signatures.


                                            CINCINNATI BELL TELEPHONE COMPANY



                                            By__________________________________
                                                                       President



                                            By__________________________________
                                                         Chief Financial Officer


                          CERTIFICATE OF AUTHENTICATION


         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.
                                                 THE BANK OF NEW YORK,
                                                     As Trustee,



                                             By_________________________________
                                                            Authorized Signatory



         Date:____________________



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                                    [REVERSE]

                        CINCINNATI BELL TELEPHONE COMPANY

                                  $150,000,000

                       GUARANTEED 6.30% DEBENTURE DUE 2028

                      GUARANTEED ON A SUBORDINATED BASIS BY

                              CINCINNATI BELL INC.


         This Debenture is one of a duly authorized issue of unsecured senior debt securities of the Company known as the Company's Guaranteed 6.30% Debentures due 2028 (herein called the "Debentures"), issued under an Indenture dated as of November 30, 1998 (such Indenture as originally executed and delivered and as hereafter supplemented or amended, together with the Board Resolution setting forth certain terms of the Debentures adopted on September 18, 1998 and delivered to the Trustee by the Company pursuant to Section 2.07 of such Indenture, being herein called the "Indenture") from the Company to The Bank of New York, as trustee (herein called the "Trustee," which term includes any other successor trustees under the Indenture), to which Indenture, all indentures supplemental thereto and all Board Resolutions relating thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Debentures and of the terms upon which the Debentures are, and are to be, authenticated and delivered. The acceptance of this Debenture shall be deemed to constitute the consent and agreement of the Holders hereof to all of the terms and provisions of the Indenture. All capitalized terms used in this Debenture which are not defined herein shall have the meaning assigned to them in the Indenture.

         This Debenture shall be redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, at a redemption price (the "Redemption Price") equal to the greater of (i) 100% of the principal amount hereof and (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus twenty basis points, plus, in the case of each of (i) and (ii), accrued interest thereon to the Redemption Date. Notice of redemption shall be given by mail to Debenture holders, not less than 30 days nor more than 60 days prior to the Redemption Date, all as provided in the Indenture. On or prior to the Redemption Date, the Company shall deposit with the Trustee or with a paying agent, if one is so appointed in a manner not inconsistent with the Indenture, an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, the Debentures to be redeemed on such date. In the event of redemption of this Debenture in part only, a new Debenture or Debentures, of like tenor, for the unredeemed portion hereof will be issued in the name of the holder hereof upon the surrender hereof. Subject to the terms of the Indenture, on and after the Redemption Date,


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interest will cease to accrue on this Debenture (or any portion thereof) if so called for redemption.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities with respect to comparable maturity to the remaining term of the Debentures.

         "Comparable Treasury Price" means, with respect to any Redemption Date, the average of three Reference Treasury Dealer Quotations obtained by the Trustee for the Redemption Date.

         "Independent Investment Banker" means Salomon Smith Barney Inc., or its successor.

         "Redemption Date," when used with respect to any Debenture to be redeemed, in whole or in part, means the date fixed for such redemption pursuant to the Indenture.

         "Reference Treasury Dealers" means Salomon Smith Barney Inc. or its successor (so long as it, or its successor, continues to be a primary U.S. government securities dealer) and any two other primary U.S. government securities dealers chosen by the Company. If Salomon Smith Barney Inc. ceases to be a primary U.S. government securities dealer, the Company shall appoint in its place another nationally recognized investment banking firm that is a primary U.S. government securities dealer.

         "Reference Treasury Dealer Quotations" means the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by three Reference Treasury Dealers at 3:30 p.m. New York City time on the third Business Day preceding the Redemption Date.

         "Remaining Scheduled Payments" means, with respect to each Debenture to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Debenture, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

         "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the third Business Day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

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         The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Debentures at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debentures, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the holder of each Debenture so affected, or
(ii) reduce the aforesaid percentage of Debentures, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Debentures then outstanding. It is also provided in the Indenture that the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default under the Indenture and its consequences, except a default in the payment of the principal of (or premium, if any) or interest on any of the Debentures. Any such consent or waiver by the holder of any Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture and of any Debenture issued upon the transfer thereof or in exchange or substitution therefor, irrespective of whether or not any notation of such consent or waiver is made upon such Debenture or such other Debenture.

         No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debenture at the places, at the respective times, at the rate and in the coin or currency herein prescribed.

         The Debentures are issuable as registered Debentures without coupons in denominations of $1,000 and any integral multiple of $1,000. At the office or agency of the Company referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Debentures may be exchanged without a service charge for a like aggregate principal amount of Debentures of other authorized denominations.

         The Debentures may be represented by one or more global Debentures deposited with The Depository Trust Company ("DTC") and registered in the name of the nominee of DTC, with certain limited exceptions. So long as DTC or any successor depositary or its nominee is the registered Holder of a global Debenture, DTC, such depositary or such nominee, as the case may be, will be considered to be the sole Holder of the Debentures for all purposes of the Indenture. Except as provided below, an owner of a beneficial interest in a global Debenture will not be entitled to have Debentures represented by such global Debenture registered in such owner's name, will not receive or be entitled to receive physical delivery of the Debentures in certificated form and will not be considered the owner or Holder thereof under the Indenture. Each person owning a beneficial interest in a global Debenture must rely on DTC's procedures and, if such person is not a participant, on the procedures of the participant through which such person owns its interest, to exercise any rights of a Holder under the Indenture. If the Company requests any action of Holders or if an owner of a beneficial interest in a global Debenture desires to take any action that a Holder is entitled to take under the Indenture, DTC will authorize the participants


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holding the relevant beneficial interests to give or take such action, and such participants will otherwise act upon the instructions of beneficial owners holding through them.

         If at any time DTC notifies the Company that it is unwilling or unable to continue as depositary for the global Debenture or Debentures or if at any time DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if so required by applicable law or regulation, the Company shall appoint a successor depositary with respect to such global Debenture or Debentures. If a successor depositary for such global Debenture or Debentures is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such unwillingness, inability or ineligibility or the Company, in its sole discretion, determines at any time that all Outstanding Debentures (but not less than all) issued or issuable in the form of one or more global Debentures shall no longer be represented by such global Debentures, then the Company shall execute, and the Trustee shall authenticate and deliver, definitive Debentures of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such global Debenture or Debentures. If any beneficial owner of an interest in a permanent global Debenture is otherwise entitled to exchange such interest for Debentures of such series and of like tenor and principal amount of another authorized form and denomination, as contemplated by the Indenture and provided that any applicable notice provided in the permanent global Debenture shall have been given, then without unnecessary delay, the Company shall execute, and the Trustee shall authenticate and deliver, definitive Debentures in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Debenture.

         Upon the exchange of a Debenture in global form for Debentures in certificated form, such Debenture in global form shall be canceled by the Trustee. Debentures in certificated form issued in exchange for a Debenture in global form shall be registered in such names and in such authorized denominations as the depositary for such Debenture in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debentures to the Persons in whose names such Debentures are so registered.

         None of the Company, the Trustee, any paying agent or the security registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in this Debenture in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to this Debenture in global form or impair, as between such depositary and owners of beneficial interests in such global Debenture, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such global Debenture.

         Upon due presentment for registration of transfer of this Debenture at the above-mentioned office or agency of the Company, a new Debenture or Debentures, of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the

Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         The Company, the Guarantor, the Trustee, the authenticating agent, any paying agent and any Debenture registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof (and premium, if any) and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor the authenticating agent nor any paying agent nor any Debenture registrar shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this Debenture or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder (other than the Guarantor, to the extent of its obligations under the Guarantee endorsed hereon), officer, director or employee, as such, past, present or future, of the Company or of the Guarantor or of any successor corporation, either directly or through the Company or the Guarantor or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         This Debenture shall be deemed a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State.

         FOR VALUE RECEIVED, Cincinnati Bell Inc., a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Guarantor"), hereby guarantees to the holder of the Debenture upon which this Guarantee is endorsed the payment of the principal of (and premium, if any) and interest on said Debenture (including the costs and expenses of collection), in accordance with the terms thereof and of the Indenture referred to therein. In the event of any assignment of said Debenture, the Guarantor shall have all defenses against the assignee which the Company or the Guarantor may have against the assignor or any prior assignors. The Guarantor hereby covenants that this Guarantee will not be discharged except by payment in full of the principal of (and premium, if any) and interest on said Debenture (including the costs and expenses of collection).

         The Guarantor shall be subrogated to all rights of the holder of said Debenture against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Debentures issued under said Indenture held by others (including the costs and expenses of collection) shall have been paid in full.

         The obligations evidenced by this Guarantee shall be, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor (as defined in the Indenture). Senior Indebtedness


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of the Guarantor does not include (i) the Debentures, (ii) any obligation of the
Guarantor to any direct or indirect subsidiary, (iii) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities), (iv) any Indebtedness of the Guarantor (and any accrued and unpaid interest in respect thereof) that by the express terms of the agreement or instrument creating, evidencing or governing such Indebtedness is subordinate or junior in any respect to any other Indebtedness or other obligation of the Guarantor, (v) that portion of any Indebtedness which at the time of incurrence is incurred in violation of the Indenture or (vi) any liability for federal, state, local or other taxes owed or owing by the Guarantor. The Debenture on which this Guarantee is endorsed is issued subject to the provisions of the Indenture with respect to such subordination, and each holder of said Debenture, by accepting the same, agrees to and shall be bound by such provisions of the Indenture.

         This Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on said Debenture shall have been manually executed by the Trustee under the Indenture referred to in said Debenture.

         IN WITNESS WHEREOF, Cincinnati Bell Inc. has caused this Guarantee to be executed in its corporate name by the manual or facsimile signatures of its President and its Chief Financial Officer, Treasurer or one of its Assistant Treasurers.

                                               CINCINNATI BELL INC.



                                               By:____________________________
                                                        President


                                               By:_____________________________
                                                        Chief Financial Officer





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